UNIPIXEL

InTouch Sensor Product and Production Line Demonstration Day



Kodak

Important Cautions Regarding Forward Looking Statements

All statements in this presentation that are not based on historical fact are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. While management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under Item 1 "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2013. We operate in a highly competitive and rapidly changing environment, thus new or unforeseen risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise any forward-looking statements. Recipients are also urged to carefully review and consider the other various disclosures in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, as well as other public filings with the SEC since such date.

Two Primary Product Platforms Support Multiple Applications

COPPERHEAD
FLEXIBLE PRINTED ELECTRONICS



InTouch Sensors™
Touch Panel Sensor



Novel Printed
Electronic Sensors



EMI/RFI Shielding

Diamond Guard™ Hard Coat

Cover Glass
Replacement



Protective Films &
Decorative Graphics



Optical Films



Agenda

- Welcome
- Touch market overview
- InTouch development status
- Tour overview
- Tour
- Product demonstration
- Q&A session



Touch Market Overview

Our Touch Technology Addresses Multi-Billion Dollar Growth Market in ProCap Modules



ProCap Module Market[1]
(Units in Billions)
1.0B
1.9B
12% CAGR 2014-2018E
2013 2014F 2015F 2016F 2017F 2018F
Source: DisplaySearch

"Projected Capacitive" or "ProCap" technology is the largest segment of the overall Touch Module market



ProCap Touch Sensor Total (TAM) & Select (SAM) Addressable Markets
($ in Billions)
Touch Sensor TAM
UniPixel SAM
$5.2
$8.7
$2.3
$4.1
SAM: 19% CAGR 2008-2018E
2013 2014F 2015F 2016F 2017F 2018F
Source: DisplaySearch

Initially targeting select markets valued at $2.8 billion in 2014, growing to $4.1 billion by 2018

Our Initial InTouch Product Applications Target High-Growth Market Segments

- **Tablet** sensor market is the largest touch segment at **$3 billion** TAM in 2018
- Sensor market for **All-in-One PCs** is the most profitable segment and fastest growing with **$235 million** TAM in 2018
- Notebook touch sensor growth has been slower than forecast, due to lagging Windows 8 adoption


10:08


Touch Panel Size Growth Outlook
($ billions)
$4.5B
$4.0B
$3.5B
$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
$0.0B
All Others
Tablet PC
Notebook PC
Medical Equipment
Automotive
All-in-one PC
2012
2013
2014
2015
2016
2017
2018

Source: DisplaySearch

Competitive Landscape: Touch Module Market Facing Falling Price Challenges


Declining Touch Module Average Selling Prices
$151
$114
$79
$71
$65
$60
$57
$55
$42
$30
$27
$25
$25
$23
$32
$23
$19
$17
$16
$15
$14
$9
$9
$8
$7
$6
$6
$5
2012
2013
2014
2015
2016
2017
2018
All-in-one PC
Notebook PC
Tablet PC
Mobile Phone

- Falling touch module average selling prices challenge ITO profitability
- Dramatic price erosion driven by OGS manufacturing overcapacity
- Most ITO processes operating at or near cost
- Market needs lower-cost solutions

Source: DisplaySearch

Existing Touch Technology Faces Unmet Customer Needs

Scalability:
Larger formats, All-in-One and larger

Speed:
Touch response and accuracy for games, pen enablement

System Noise Immunity:
For increasingly dense product housings

Lower Price Alternatives
vs. ITO technology






EMI at row rate
Touch Duration
80
60
40
20
0
66
66.5
67
67.5
68
Frequency (kHz)



Introducing InTouch Sensors™

InTouch Sensors™ is a projected capacitive metal mesh GF2 type touch sensor solution

- **Fully additive** R2R process
- Single pass **double sided printing** process
- Sensor area and bezel traces printed at same time
- Suitable for all size applications

InTouch™ Sensor Cross Section


Electroless copper plate with proprietary blackening coating
Copperhead™ Proprietary auto-catalytic ink
PET - 0.125mm optically clear PET
Copperhead™ Proprietary auto-catalytic ink
Electroless copper plate with proprietary blackening coating
Protective liner (optional)


Sensor with ACF Bonded FPC
Laminated to Cover Glass


Metalized Sensor Pattern
on Film

Where Our Touch Sensor Fit In

Touch Module Configuration with InTouch Sensor



Cover Glass
OCA
InTouch Sensor GF2
FPC / Controller
Air Gap or Direct Bond
LCD

- ✓ Enables Cost Efficient Module Integration
- ✓ Compatible with Industry Leading Controllers
- ✓ Leverages Functional Benefits of InTouch

InTouch Sensors Offer Numerous Advantages in Process Manufacturing

Processing Advantages

- ✚ Fully additive, roll-to-roll efficient manufacturing
- 🡇 Low investment and TCO
- 🡇 Reduced process waste
- ➥ Fast design-to-pilot validation
- 🡇 Low mastering costs by design
- 🡇 Low MOQ with roll-to-roll process
- $ Market-leading cost structure
- 🕒 Enables automated module integration







InTouch Sensors Offer Numerous Functional Advantages

Functional Advantages

- Lower resistance
- Fast touch response in large formats
- 1 One film solution, thin GF2
- Competitive optics
- Enables curved designs and flexible touch display
- Accurate color rendition
- $ Drives further touch adoption, improved profitability







UNIPIXEL

InTouch Development Status

Kodak

InTouch Development Roadmap

- To reduce R&D complexity and speed time-to-market, we have focused our technical work streams on producing an initial end-product for the tablet market
- We have engaged a certain customer to assist in the final development of this tablet product
- 7" Tablet design completed and received touch and optical performance approval
- Developing a 10" design for Tablet development customer
- With the Tablet program advancing, we have now begun concurrent development of an all-in-one touch sensor product
- We have engaged an all-in-one PC OEM customer and their touch module integrators
- Preliminary approval of touch and optical performance of all-in-one sensor


2014
2015
2016
Tablet
All-in-One
Notebook

Copperhead™ Metal Mesh

Simplified Roll-to-Roll Manufacturing Process



Design
Expose flexo
Mount plate
Design & Mastering
PET
Print Top
Print Bottom
Printed PET
Kodak/Uni-Pixel Proprietary Technology
Printing
Printed PET
Plated patterned PET
Metal Plating
Plated patterned PET
Laminated film ready to roll ship or cut
Lamination Top
Lamination Bottom
Tester
eTest & Liner Applicator
Plated PET
Plated PET
Future Protective Coat
Cut
Sort
Stack
Vacuum Seal
Pack
Good
Bad
Optional Die / Sheet Cut

2014 Progress

- ☑ Ink, substrate development, lab scale plating (Pre April)
- ☑ Single program focus, Tablet customer engaged (April)



- ☑ Roll to roll plating development (May)



- ☑ R2R pilot Production – Print, Test @ Kodak, Plating in Texas (June)



- ☑ Tablet design customer validated (July)
- ☑ R2R Tester validated (July)
- ☑ All-in-one sensor program launch (Aug)
- ☑ R2R pilot line established at Kodak (Aug)
- ☑ Optical defect inspection validated (Sept)
- ☑ R2R plating chemistry optimized (Sept)
- ☑ 10" Tablet design initiated (Oct)
- ☑ AIO prototype validation (Nov)

Pre April | April | May | June | July | Aug | Sept | Oct | Nov

Development Focus Areas

- ❑ Printing optimization
- ❑ Web transport optimization
- ❑ Final test optimization

Commercialization Status

Pre-Press (flexo plate master & mount)	Printing
• Excellent capability in transferring designs to plates • State-of-the-art tooling and metrology • Undergoing final process optimization to resolve all significant contributors to printed pattern error (Essential for all-in-one development)	• High capability in controlling catalytic ink height, width and uniformity • High-functioning press with customized components, motion control systems, ink management systems and vision systems • Continuing co-optimization of ink, substrate, plate and multi-station print registration

Commercialization Status

Plating

- Increasing capability in metallization and passivation including full chemistry process control and plating bath stability
- Demonstration of production-intent metal mesh invisibility through control of line width, reflection and color
- Final process optimization to improve robustness of web transport

Testing

- Excellent capability and control
- Extending and augmenting end-of-line testing to improve yield at touch module integration

Yield at Roll to Roll Tester

- Overall yield increasing
- Development focused on reducing yield variability and continuing to increase overall yield



8/20/2014
8/27/2014
9/3/2014
9/10/2014
9/17/2014
9/24/2014
10/1/2014
10/8/2014
10/15/2014
10/22/2014
10/29/2014
11/5/2014
11/12/2014
11/19/2014

Key Near-Term Product Objectives

INTOUCH SENSORS POWERED BY Kodak — COPPERHEAD FLEXIBLE PRINTED ELECTRONICS

- ☑ Completed transfer of modified plating process from Texas facility to production plating assets at Kodak facility
- ☑ Delivered roll-to-roll, electronically tested sensor samples from pilot production line to tablet customer for review
- ☐ Low volume sampling of InTouch Sensors to customers in Q4 2014
- ☐ Complete InTouch Sensors roll-to-roll high-volume manufacturing process
- ☐ Begin commercial production in 2015

Diamond Guard™ Hard Coat

- ☑ Completed pilot production runs, which have validated resin formulation and coating process methods and procedures for PET film and spray applications
- ☑ Qualified production quantity chemical blending vendors -- represents one of the final steps toward commercial sales
- ☐ Complete additional production coater validation runs in Nov. and Dec.
- ☐ Conduct second trial to optimize automated spray process parameters in Q4 2014
- ☐ Complete Diamond Guard film coating process

UniPixel Key Takeaways

Large End-Product Markets	• **Products uniquely positioned to take advantage of market growth segments** – Tablets and All-in-One computers • **Products solve key customer needs:** o Cost reduction o Thin product profile – flexibility o Market leading touch response • **$6B Touch Sensor Market Projected to Reach $9B by 2018** • **$1B+ Annual Cover Glass Replacement & Decorative Markets**
Focused Management Initiatives	• **Complete R2R high volume manufacturing process** • **Product Roadmaps**
High Volume Manufacturing Models	• **Kodak – Manufacturing and supply chain partnership** • **Diamond Guard resin model**

Factory Tour

Welcome to Eastman Business Park

- Spans 1,200 acres
- 16 million sq ft of facility space, and 11 property/facility owners
- 100% secure site with 24/7 security presence
- Independent fire dept. and railroad w/ 30 miles of roadway & 17 miles of rail
- Self sustaining power plant (125MW) and tri-generation utility services throughout
- Self sustained water supply, industrial sewer system, and waste water treatment facilities with a 50MGD capacity
- 57 non-Kodak companies on site, 4,800 non-Kodak employees

Eastman Business Park, Rochester, NY


EASTMAN
Business Park
200 West Ridge Road



Eastman Business Park if it were in NYC


Leonia
Ridgefield Park
Palisades Park
Fort Lee
Ridgefield
Edgewater
Cliffside Park
Fairview
Hamilton Heights
Morningside Heights
Harlem
North Bergen
West New York
Union City
Weehawken
Hoboken
Roosevelt Island
Midtown East
Morrisania
Port Morris
Woodside
SoHo
Bowery
New York
Knickerbocker Village
Downtown
Fresh Pond
©2011 Google

Eastman Business Park – 1,200 Acres


KODAK PARK
KPM
KPX
KEW
KPS
InTouch resides in Building 326

EBP Facts

Kodak

- ~ 120 Buildings
- ~ 12 MSF Kodak with 2.0 MSF available
- ~ 300 acres of developable land

Other EBP Owners

- ~ 3.5 MSF
- ~ 14 Buildings

Building 326: A Legacy of Success

Film Finishing



Kodacolor



Motion Picture



Professional

Current Kodak/UniPixel Factory


Kodak

Copperhead™ Metal Mesh Manufacturing Process - Video

Contact Us



UniPixel Displays, Inc.
8708 Technology Forest Pl., Ste. 100
Woodlands, TX 77381 USA
www.unipixel.com

Investor Relations

Ron Both

Liolios Group, Inc.

Tel 949.574.3860

UNXL@liolios.com